EXHIBIT 24

                         POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Roger W. Stone
                                       Roger W. Stone

                           POWER OF ATTORNEY

               ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                          Arnold F. Brookstone
                                          Arnold F. Brookstone

                          POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Thomas P. Cutilletta
                                       Thomas P. Cutilletta

                           POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Richard A. Geisen
                                       Richard A. Giesen

                         POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       James J. Glasser
                                       James J. Glasser

                         POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       George D. Kennedy
                                       George D. Kennedy

                          POWER OF ATTORNEY

              ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Howard C. Miller, Jr.
                                       Howard C. Miller, Jr.

                        POWER OF ATTORNEY

            ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       John D. Nichols
                                       John D. Nichols

                           POWER OF ATTORNEY

              ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Jerry K. Pearlman
                                       Jerry K. Pearlman

                         POWER OF ATTORNEY

             ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Richard J. Raskin
                                       Richard J. Raskin

                           POWER OF ATTORNEY

               ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Alan Stone
                                       Alan Stone

                        POWER OF ATTORNEY

            ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Avery J. Stone
                                       Avery J. Stone

                       POWER OF ATTORNEY

            ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       Ira N. Stone
                                       Ira N. Stone

                            POWER OF ATTORNEY

                 ___________________________________________

     The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the MacMillan Bathurst Inc. Share Option Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  October 19, 1994
                                       James H. Stone
                                       James H. Stone